SMITH BARNEY FUNDS, INC.
On behalf of the
SHORT-TERM HIGH GRADE BOND FUND (the "Fund")

Supplement dated June 7, 1999 to
Prospectus dated April 30, 1999


The following revises and supersedes, as applicable, the information in the Prospectus under "Choosing a class of shares to buy."

Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13 month period. To qualify, you must initially invest $5,000,000.



FD 01660
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